UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 6, 2020

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 6, 2020, BeiGene, Ltd. (the "Company" or "BeiGene") announced clinical data on its BTK inhibitor BRUKINSA® (zanubrutinib) at the 62nd American Society for Hematology (ASH) Annual Meeting. These data included an oral presentation on the initial results of the Phase 2 MAGNOLIA trial in patients with relapsed/refractory (R/R) marginal zone lymphoma (MZL) and a poster with follow-up results from Arm C of the Phase 3 SEQUOIA trial in treatment-naïve (TN) patients with chronic lymphocytic leukemia or small lymphocytic lymphoma (CLL/SLL) with del(17p). The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 7, 2020, the Company presented clinical data on its BTK inhibitor BRUKINSA® (zanubrutinib) in two posters at the ASH Annual Meeting, including results from a Phase 2 trial in patients with R/R B-cell malignancies who were intolerant to ibrutinib and/or acalabrutinib and the first results from a pivotal Phase 2 trial in patients with R/R Waldenström’s Macroglobulinemia (WM) that were included in a supplemental new drug application of BRUKINSA currently under priority review in China. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 7, 2020, the Company announced that the China National Medical Products Administration (NMPA) has approved BLINCYTO® (blinatumomab) for injection for the treatment of adult patients with R/R B-cell precursor acute lymphoblastic leukemia (ALL). The biologics license application (BLA) had been submitted by Amgen and received priority review by the Center for Drug Evaluation (CDE) of the NMPA. Developed by Amgen and licensed to BeiGene in China under a strategic collaboration commenced earlier this year, this is the first approval for BLINCYTO in China and BeiGene’s first product licensed from Amgen to be newly approved. With this approval, BLINCYTO has become the first bispecific immunotherapy approved in China. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Data on BRUKINSA® (Zanubrutinib) from Phase 2 Trial in Marginal Zone Lymphoma and Phase 3 Trial in Chronic Lymphocytic Leukemia or Small Lymphocytic Lymphoma at the 62nd ASH Annual Meeting" dated December 6, 2020.

99.2	Press Release titled "BeiGene Presents Clinical Data on BRUKINSA® (Zanubrutinib) in B-Cell Malignancies and Waldenström’s Macroglobulinemia at the 62nd ASH Annual Meeting" dated December 7, 2020.

99.3
Press Released titled "BeiGene Announces the Approval in China of BLINCYTO® (Blinatumomab) for Injection for Adult Patients with Relapsed or Refractory B-Cell Precursor Acute Lymphoblastic Leukemia (ALL)" dated December 7, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Data on BRUKINSA® (Zanubrutinib) from Phase 2 Trial in Marginal Zone Lymphoma and Phase 3 Trial in Chronic Lymphocytic Leukemia or Small Lymphocytic Lymphoma at the 62nd ASH Annual Meeting" dated December 6, 2020.

99.2	Press Release titled "BeiGene Presents Clinical Data on BRUKINSA® (Zanubrutinib) in B-Cell Malignancies and Waldenström’s Macroglobulinemia at the 62nd ASH Annual Meeting" dated December 7, 2020.

99.3
Press Released titled "BeiGene Announces the Approval in China of BLINCYTO® (Blinatumomab) for Injection for Adult Patients with Relapsed or Refractory B-Cell Precursor Acute Lymphoblastic Leukemia (ALL)" dated December 7, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 8, 2020	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel